Exhibit 99.1

The following tables recast certain unaudited segment information and non-GAAP financial measures of Sonoco Products Company (the “Company”) for each quarterly reporting period in the year ended December 31, 2023, and for the years ending December 31, 2023 and 2022, to conform to the updated reportable segment structure, effective January 1, 2024, that will be reflected in the Company’s future periodic reports. The recast financial information set forth below has not been audited and does not modify or update the disclosures contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 (the “2023 Form 10-K”) in any way and should be read in conjunction with the 2023 Form 10-K and the Company’s other filings with the Securities and Exchange Commission.

	Three Months Ended				Twelve Months Ended
Dollars in thousands	April 2, 2023	July 2, 2023	October 1, 2023	December 31, 2023	December 31, 2023	December 31, 2022
Net sales:
Consumer Packaging	$958,008	$971,320	$984,840	$896,746	$3,810,914	$3,955,229
Industrial Paper Packaging	615,855	585,143	580,035	593,080	2,374,113	2,684,563
Total reportable segments	1,573,863	1,556,463	1,564,875	1,489,826	6,185,027	6,639,792
All Other	155,920	148,827	145,544	145,974	596,265	610,760
Net Sales	$1,729,783	$1,705,290	$1,710,419	$1,635,800	$6,781,292	$7,250,552

Intersegment sales[1]:
Consumer Packaging	$2,007	$2,364	$2,756	$5,529	$12,656	$6,673
Industrial Paper Packaging	38,720	35,411	3,032	24,659	101,822	134,215
Total reportable segments	40,727	37,775	5,788	30,188	114,478	140,888
All Other	2,789	1,845	1,740	1,804	8,178	9,570
Intersegment Sales	$43,516	$39,620	$7,528	$31,992	$122,656	$150,458

Segment operating profit[2]:
Consumer Packaging	$96,494	$101,115	$116,800	$86,250	$400,659	$533,766
Industrial Paper Packaging	94,367	87,040	75,006	61,504	317,917	327,859
Total reportable segments	$190,861	$188,155	$191,806	$147,754	$718,576	$861,625

Reconciliation of segment operating profit to Income before income taxes:
Segment operating profit	$190,861	$188,155	$191,806	$147,754	$718,576	$861,625
All Other	22,560	22,785	20,740	19,064	85,149	58,240
Corporate
Restructuring/Asset impairment charges	(28,814)	(6,057)	(18,110)	(3,952)	(56,933)	(56,910)
Amortization of acquisition intangibles	(21,164)	(20,539)	(21,379)	(24,182)	(87,264)	(80,445)
Other non-GAAP income/(charges), net	66,205	3,515	(10,120)	(3,338)	56,262	(107,114)
Operating profit	229,648	187,859	162,937	135,346	715,790	675,396
Other income, net	—	—	36,943	2,714	39,657	—
Non-operating pension costs	(3,658)	(3,342)	(3,424)	(3,888)	(14,312)	(7,073)
Interest expense	(34,232)	(34,284)	(32,847)	(35,323)	(136,686)	(101,662)
Interest income	1,562	1,944	3,173	3,704	10,383	4,621
Income before income taxes	$193,320	$152,177	$166,782	$102,553	$614,832	$571,282
1 Intersegment sales are recorded at a market-related transfer price.
2 Segment operating profit viewed by the Company’s management to evaluate segment performance does not include the following: restructuring/asset impairment charges; amortization of acquisition intangibles; acquisition, integration and divestiture-related costs; changes in last-in, first-out inventory reserves; gains/losses from the sale of businesses or other assets; or certain other items, if any, the exclusion of which the Company believes improves the comparability and analysis of the ongoing operating performance of the business. All other general corporate expenses have been allocated as operating costs to each of the Company’s reportable segments and the All Other group of businesses.

Segment Adjusted EBITDA and All Other Adjusted EBITDA Reconciliation
For the Three Months Ended April 2, 2023
Dollars in thousands	Consumer Packaging segment	Industrial Paper Packaging segment	All Other	Corporate	Total
Segment and Total Operating Profit	$96,494	$94,367	$22,560	$16,227	$229,648
Adjustments:
Depreciation, depletion and amortization[1]	32,549	24,878	3,546	21,164	82,137
Equity in earnings of affiliates, net of tax	75	1,781	—	—	1,856
Restructuring/Asset impairment charges[2]	—	—	—	28,814	28,814
Changes in LIFO inventory reserves[3]	—	—	—	(5,425)	(5,425)
Acquisition, integration and divestiture-related costs[4]	—	—	—	5,188	5,188
Gain from divestiture of business and other assets[5]	—	—	—	(72,010)	(72,010)
Net losses from derivatives[6]	—	—	—	6,085	6,085
Other non-GAAP adjustments	—	—	—	(43)	(43)
Segment Adjusted EBITDA	$129,118	$121,026	$26,106	$—	$276,250

Net Sales	$958,008	$615,855	$155,920
Segment Operating Profit Margin	10.1%	15.3%	14.5%
Segment Adjusted EBITDA Margin	13.5%	19.7%	16.7%

1 Included in Corporate is the amortization of acquisition intangibles associated with the Consumer Packaging segment of $16,226, the Industrial Paper Packaging segment of $2,934, and the All Other group of businesses of $2,004.
2 Included in Corporate are restructuring/asset impairment charges associated with the Consumer Packaging segment of $2,680, the Industrial Paper Packaging segment of $24,544, and the All Other group of businesses of $53.
3 Included in Corporate are changes in LIFO inventory reserves associated with the Consumer Packaging segment of $6,102 and the Industrial Paper Packaging segment of $(677).
4 Included in Corporate are acquisition, integration and divestiture-related costs associated with the Consumer Packaging segment of $779 and the Industrial Paper Packaging segment of $289.
5 Included in Corporate are gains from the sale of the Company's timberland properties in the amount of $(60,945) and the sale of its S3 business in the amount of $(11,065), both of which are associated with the Industrial Paper Packaging segment.
6 Included in Corporate are losses on derivatives associated with the Consumer Packaging segment of $946, the Industrial Paper Packaging segment of $3,912, and the All Other group of businesses of $1,170.

Segment Adjusted EBITDA and All Other Adjusted EBITDA Reconciliation
For the Three Months Ended July 2, 2023
Dollars in thousands	Consumer Packaging segment	Industrial Paper Packaging segment	All Other	Corporate	Total
Segment and Total Operating Profit	$101,115	$87,040	$22,785	$(23,081)	$187,859
Adjustments:
Depreciation, depletion and amortization[1]	32,465	25,008	3,667	20,539	81,679
Equity in earnings of affiliates, net of tax	134	3,178	—	—	3,312
Restructuring/Asset impairment charges[2]	—	—	—	6,057	6,057
Changes in LIFO inventory reserves[3]	—	—	—	(1,575)	(1,575)
Acquisition, integration and divestiture-related costs[4]	—	—	—	4,532	4,532
Gain from divestiture of business and other assets[5]	—	—	—	(7,371)	(7,371)
Net gains from derivatives[6]	—	—	—	(4,288)	(4,288)
Other non-GAAP adjustments	—	—	—	5,187	5,187
Segment Adjusted EBITDA	$133,714	$115,226	$26,452	$—	$275,392

Net Sales	$971,320	$585,143	$148,827
Segment Operating Profit Margin	10.4%	14.9%	15.3%
Segment Adjusted EBITDA Margin	13.8%	19.7%	17.8%

1 Included in Corporate is the amortization of acquisition intangibles associated with the Consumer Packaging segment of $15,987, the Industrial Paper Packaging segment of $2,565, and the All Other group of businesses of $1,987.
2 Included in Corporate are restructuring/asset impairment charges associated with the Consumer Packaging segment of $4,016, the Industrial Paper Packaging segment of $1,987, and the All Other group of businesses of $865.
3 Included in Corporate are changes in LIFO inventory reserves associated with and the Industrial Paper Packaging segment of $(1,575).
4 Included in Corporate are acquisition, integration and divestiture-related costs associated with the Consumer Packaging segment of $112 and the Industrial Paper Packaging segment of $60.
5 Included in Corporate is the gain from the sale of the Company’s U.S. BulkSak businesses, associated with the Industrial Paper Packaging segment, in the amount of $(7,371).
6 Included in Corporate are gains on derivatives associated with the Consumer Packaging segment of $(650), the Industrial Paper Packaging segment of $(2,835), and the All Other group of businesses of $(803).

Segment Adjusted EBITDA and All Other Adjusted EBITDA Reconciliation
For the Six Months Ended July 2, 2023
Dollars in thousands	Consumer Packaging segment	Industrial Paper Packaging segment	All Other	Corporate	Total
Segment and Total Operating Profit	$197,608	$181,407	$45,345	$(6,853)	$417,507
Adjustments:
Depreciation, depletion and amortization[1]	65,015	49,886	7,213	41,703	163,817
Equity in earnings of affiliates, net of tax	209	4,959	—	—	5,168
Restructuring/Asset impairment charges[2]	—	—	—	34,871	34,871
Changes in LIFO inventory reserves[3]	—	—	—	(7,000)	(7,000)
Acquisition, integration and divestiture-related costs[4]	—	—	—	9,720	9,720
Gains from divestiture of business and other assets[5]	—	—	—	(79,381)	(79,381)
Net losses from derivatives[6]	—	—	—	1,796	1,796
Other non-GAAP adjustments	—	—	—	5,144	5,144
Segment Adjusted EBITDA	$262,832	$236,252	$52,558	$—	$551,642

Net Sales	$1,929,328	$1,200,998	$304,747
Segment Operating Profit Margin	10.2%	15.1%	14.9%
Segment Adjusted EBITDA Margin	13.6%	19.7%	17.2%

1 Included in Corporate is the amortization of acquisition intangibles associated with the Consumer Packaging segment of $32,213, the Industrial Paper Packaging segment of $5,499, and the All Other group of businesses of $3,991.
2 Included in Corporate are restructuring/asset impairment charges associated with the Consumer Packaging segment of $6,696, the Industrial Paper Packaging segment of $26,531, and the All Other group of businesses of $918.
3 Included in Corporate are changes in LIFO inventory reserves associated with the Consumer Packaging segment of $(6,103) and the Industrial Paper Packaging segment of $(897).
4 Included in Corporate are acquisition, integration and divestiture-related costs associated with the Consumer Packaging segment of $892 and the Industrial Paper Packaging segment of $349.
5 Included in Corporate are gains from the sale of the Company’s timberland properties in the amount of $(60,945), the sale of its S3 business in the amount of $(11,065), and the sale of its U.S. BulkSak businesses in the amount of $(7,371), all of which are associated with the Industrial Paper Packaging segment.
6 Included in Corporate are losses on derivatives associated with the Consumer Packaging segment of $297, the Industrial Paper Packaging segment of $1,133, and the All Other group of businesses of $366.

Segment Adjusted EBITDA and All Other Adjusted EBITDA Reconciliation
For the Three Months Ended October 1, 2023
Dollars in thousands	Consumer Packaging segment	Industrial Paper Packaging segment	All Other	Corporate	Total
Segment and Total Operating Profit	$116,800	$75,006	$20,740	$(49,609)	$162,937
Adjustments:
Depreciation, depletion and amortization[1]	33,833	26,558	3,800	21,379	85,570
Equity in earnings of affiliates, net of tax	284	3,343	—	—	3,627
Restructuring/Asset impairment charges[2]	—	—	—	18,110	18,110
Changes in LIFO inventory reserves[3]	—	—	—	(3,186)	(3,186)
Acquisition, integration and divestiture-related costs[4]	—	—	—	12,472	12,472
Loss from divestiture of business and other assets	—	—	—	537	537
Net gains from derivatives[5]	—	—	—	(3,310)	(3,310)
Other non-GAAP adjustments	—	—	—	3,607	3,607
Segment Adjusted EBITDA	$150,917	$104,907	$24,540	$—	$280,364

Net Sales	$984,840	$580,035	$145,544
Segment Operating Profit Margin	11.9%	12.9%	14.2%
Segment Adjusted EBITDA Margin	15.3%	18.1%	16.9%

1 Included in Corporate is the amortization of acquisition intangibles associated with the Consumer Packaging segment of $15,980, the Industrial Paper Packaging segment of $3,414, and the All Other group of businesses of $1,985.
2 Included in Corporate are restructuring/asset impairment charges associated with the Consumer Packaging segment of $9,784, the Industrial Paper Packaging segment of $6,430, and the All Other group of businesses of $270.
3 Included in Corporate are changes in LIFO inventory reserves associated with the Consumer Packaging segment of $(3,325) and the Industrial Paper Packaging segment of $139.
4 Included in Corporate are acquisition, integration and divestiture-related costs associated with the Consumer Packaging segment of $410 and the Industrial Paper Packaging segment of $5,046.
5 Included in Corporate are gains on derivatives associated with the Consumer Packaging segment of $(507), the Industrial Paper Packaging segment of $(2,178), and the All Other group of businesses of $(625).

Segment Adjusted EBITDA and All Other Adjusted EBITDA Reconciliation
For the Nine Months Ended October 1, 2023
Dollars in thousands	Consumer Packaging segment	Industrial Paper Packaging segment	All Other	Corporate	Total
Segment and Total Operating Profit	$314,408	$256,413	$66,084	$(56,461)	$580,444
Adjustments:
Depreciation, depletion and amortization[1]	98,847	76,444	11,014	63,082	249,387
Equity in earnings of affiliates, net of tax	493	8,302	—	—	8,795
Restructuring/Asset impairment charges[2]	—	—	—	52,981	52,981
Changes in LIFO inventory reserves[3]	—	—	—	(10,186)	(10,186)
Acquisition, integration and divestiture-related costs[4]	—	—	—	22,192	22,192
Gains from divestiture of business and other assets[5]	—	—	—	(78,844)	(78,844)
Net gains from derivatives[6]	—	—	—	(1,514)	(1,514)
Other non-GAAP adjustments	—	—	—	8,750	8,750
Segment Adjusted EBITDA	$413,748	$341,159	$77,098	$—	$832,005

Net Sales	$2,914,168	$1,781,033	$450,291
Segment Operating Profit Margin	10.8%	14.4%	14.7%
Segment Adjusted EBITDA Margin	14.2%	19.2%	17.1%

1 Included in Corporate is the amortization of acquisition intangibles associated with the Consumer Packaging segment of $48,193, the Industrial Paper Packaging segment of $8,913, and the All Other group of businesses of $5,976.
2 Included in Corporate are restructuring/asset impairment charges associated with the Consumer Packaging segment of $16,480, the Industrial Paper Packaging segment of $32,961, and the All Other group of businesses of $1,188.
3 Included in Corporate are changes in LIFO inventory reserves associated with the Consumer Packaging segment of $(9,428) and the Industrial Paper Packaging segment of $(758).
4 Included in Corporate are acquisition, integration and divestiture-related costs associated with the Consumer Packaging segment of $1,302 and the Industrial Paper Packaging segment of $5,394.
5 Included in Corporate are gains from the divestiture of business and other assets associated with the sale of the Company’s timberland properties of $(60,945), the sale of its S3 business of $(11,065), and the sale of its U.S. BulkSak business of $(6,834), all of which are associated with the Industrial Paper Packaging segment.
6 Included in Corporate are gains on derivatives associated with the Consumer Packaging segment of $(210), the Industrial Paper Packaging segment of $(1,045), and the All Other group of businesses of $(259).

Segment Adjusted EBITDA and All Other Adjusted EBITDA Reconciliation
For the Three Months Ended December 31, 2023
Dollars in thousands	Consumer Packaging segment	Industrial Paper Packaging segment	All Other	Corporate	Total
Segment and Total Operating Profit	$86,250	$61,504	$19,064	$(31,472)	$135,346
Adjustments:
Depreciation, depletion and amortization[1]	35,511	28,278	3,630	24,182	91,601
Equity in earnings of affiliates, net of tax	71	1,481	—	—	1,552
Restructuring/Asset impairment charges[2]	—	—	—	3,952	3,952
Changes in LIFO inventory reserves[3]	—	—	—	(1,631)	(1,631)
Acquisition, integration and divestiture-related costs[4]	—	—	—	4,063	4,063
Gains from divestiture of business and other assets	—	—	—	(85)	(85)
Net gains from derivatives[5]	—	—	—	(397)	(397)
Other non-GAAP adjustments	—	—	—	1,388	1,388
Segment Adjusted EBITDA	$121,832	$91,263	$22,694	$—	$235,789

Net Sales	$896,746	$593,080	$145,974
Segment Operating Profit Margin	9.6%	10.4%	13.1%
Segment Adjusted EBITDA Margin	13.6%	15.4%	15.5%

1 Included in Corporate is the amortization of acquisition intangibles associated with the Consumer Packaging segment of $15,998, the Industrial Paper Packaging segment of $7,208, and the All Other group of businesses of $976.
2 Included in Corporate are restructuring/asset impairment charges associated with the Consumer Packaging segment of $(3,733), the Industrial Paper Packaging segment of $5,793, and the All Other group of businesses of $1,748.
3 Included in Corporate are changes in LIFO inventory reserves associated with the Consumer Packaging segment of $(1,487) and the Industrial Paper Packaging segment of $(144).
4 Included in Corporate are acquisition, integration and divestiture-related costs associated with the Consumer Packaging segment of $436 and the Industrial Paper Packaging segment of $415.
5 Included in Corporate are gains on derivatives associated with the Consumer Packaging segment of $(68), the Industrial Paper Packaging segment of $(244), and the All Other group of businesses of $(85).

Segment Adjusted EBITDA and All Other Adjusted EBITDA Reconciliation
For the Year Ended December 31, 2023
Dollars in thousands	Consumer Packaging segment	Industrial Paper Packaging segment	All Other	Corporate	Total
Segment and Total Operating Profit	$400,659	$317,917	$85,149	$(87,935)	$715,790
Adjustments:
Depreciation, depletion and amortization[1]	134,358	104,722	14,644	87,264	340,988
Equity in earnings of affiliates, net of tax	564	9,783	—	—	10,347
Restructuring/Asset impairment charges[2]	—	—	—	56,933	56,933
Changes in LIFO inventory reserves[3]	—	—	—	(11,817)	(11,817)
Acquisition, integration and divestiture-related costs[4]	—	—	—	26,254	26,254
Gain from divestiture of business and other assets[5]	—	—	—	(78,929)	(78,929)
Net gains from derivatives[6]	—	—	—	(1,912)	(1,912)
Other non-GAAP adjustments[7]	—	—	—	10,142	10,142
Segment Adjusted EBITDA	$535,581	$432,422	$99,793	$—	$1,067,796

Net Sales	$3,810,914	$2,374,113	$596,265
Segment Operating Profit Margin	10.5%	13.4%	14.3%
Segment Adjusted EBITDA Margin	14.1%	18.2%	16.7%

1 Included in Corporate is the amortization of acquisition intangibles associated with the Consumer Packaging segment of $64,191, the Industrial Paper Packaging segment of $16,121, and the All Other group of businesses of $6,952.
2 Included in Corporate are restructuring/asset impairment charges associated with the Consumer Packaging segment of $8,059, the Industrial Paper Packaging segment of $38,754, and the All Other group of businesses of $7,623.
3 Included in Corporate are changes in LIFO inventory reserves associated with the Consumer Packaging segment of $(10,915) and the Industrial Paper Packaging segment of $(902).
4 Included in Corporate are acquisition, integration and divestiture-related costs associated with the Consumer Packaging segment of $1,738 and the Industrial Paper Packaging segment of $5,810.
5 Included in Corporate are gains from the sale of the Company’s timberland properties in the amount of $(60,945), the sale of its S3 business in the amount of $(11,065), and the sales of its BulkSak businesses in the amount of $(6,919), all of which are associated with the Industrial Paper Packaging segment.
6 Included in Corporate are gains on derivatives associated with the Consumer Packaging segment of $(278), the Industrial Paper Packaging segment of $(1,290), and the All Other group of businesses of $(344).
7 Included in Corporate are other non-GAAP adjustments associated with the Industrial Paper Packaging segment of $3,762 and the All Other group of businesses of $3,249.

Segment Adjusted EBITDA and All Other Adjusted EBITDA Reconciliation
For the Year Ended December 31, 2022
Dollars in thousands	Consumer Packaging segment	Industrial Paper Packaging segment	All Other	Corporate	Total
Segment and Total Operating Profit	$533,766	$327,859	$58,240	$(244,469)	$675,396
Adjustments:
Depreciation, depletion, and amortization[1]	122,176	91,944	14,277	80,427	308,824
Equity in earnings of affiliates, net of tax	485	13,722	—	—	14,207
Restructuring/Asset impairment charges[2]	—	—	—	56,910	56,910
Changes in LIFO inventory reserves[3]	—	—	—	28,445	28,445
Acquisition, integration and divestiture-related costs[4]	—	—	—	70,210	70,210
Net losses from derivatives[5]	—	—	—	8,767	8,767
Other non-GAAP adjustments	—	—	—	(290)	(290)
Segment Adjusted EBITDA	$656,427	$433,525	$72,517	$—	$1,162,469

Net Sales	$3,955,229	$2,684,563	$610,760
Segment Operating Profit Margin	13.5%	12.2%	9.5%
Segment Adjusted EBITDA Margin	16.6%	16.1%	11.9%

1 Included in Corporate is the amortization of acquisition intangibles associated with the Consumer Packaging segment of $62,221, the Industrial Paper Packaging segment of $8,053, and the All Other group of businesses of $10,153.
2 Included in Corporate are restructuring/asset impairment charges associated with the Consumer Packaging segment of $13,705, the Industrial Paper Packaging segment of $24,745, and the All Other group of businesses of $(69).
3 Included in Corporate are changes in LIFO inventory reserves associated with the Consumer Packaging segment of $26,753 and the Industrial Paper Packaging segment of $1,692.
4 Included in Corporate are acquisition, integration and divestiture-related costs associated with the Consumer Packaging segment of $38,690 and the Industrial Paper Packaging segment of $1,885.
5 Included in Corporate are losses on derivatives associated with the Consumer Packaging segment of $1,332, the Industrial Paper Packaging segment of $5,789, and the All Other group of businesses of $1,646.